UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CHAIN BRIDGE I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8 The Green #17538 Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 656-4257

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant to acquire one Class A ordinary share	CBRGU	The Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	CBRG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 10, 2024, Chain Bridge I (the “Company”), filed a definitive proxy statemen (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the solicitations of proxies in connection with an Extraordinary General Meeting of the Company’s shareholders to be held on November 8, 2024 (the “General Meeting”) to consider and vote on, among other proposals, a proposal to amend and restate, by way of a special resolution, the Company’s 2nd amended and restated memorandum and articles of association, to extend from November 15, 2024 to November 15, 2025, the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities, the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law (the “Amendment Proposal”). The Amendment Proposal is described in more detail in the Proxy Statement.

On November 7, 2024, the Company determined to postpone the General Meeting (the “Postponement”), originally scheduled to be held on November 8, 2023, to allow additional time for the Company to engage with its shareholders. The General Meeting will now be held on Thursday, November 14, 2024 at 11:00 a.m., Eastern Time. There is no change to the location or the record date of the General Meeting. In connection with the Postponement, the right of the public shareholders of the Company to redeem their Class A ordinary shares for their pro rata portion of the funds available in the Company’s trust account has been extended to 5:30 p.m., Eastern Time, on November 12, 2024 (two business days before the postponed General Meeting) (the “Redemption Deadline Extension”).

Supplement to the Proxy Statement

The Company has determined to supplement the Proxy Statement as set forth below (the “Proxy Supplement”) to provide updated information about the Postponement and the Redemption Deadline Extension. There is no change to the location, the record date, or any of the proposals to be acted upon at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

CHAIN BRIDGE I

Dated November 7, 2024

The following disclosures in this Current Report on Form 8-K supplement and should be read in conjunction with the disclosures contained in the Company’s definitive proxy statement (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2024, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All other information in the Proxy Statement remains unchanged.

As provided in the Proxy Statement, the Company is seeking shareholder approval of, among other things , to amend and restate, by way of a special resolution, the Company’s 2nd amended and restated memorandum and articles of association, to extend from November 15, 2024 to November 15, 2025, the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities, the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law (the “Amendment Proposal”).

Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Extraordinary General Meeting Date

On November 7, 2024, the Company determined to postpone (the “Postponement”) the date of the Extraordinary General Meeting (the “Meeting”) from November 8, 2024 to November 14, 2024. As a result of this change, the Extraordinary General Meeting will now be held on November 14, 2024 at 11:00 a.m. Eastern Time, at the offices of Kelley Drye & Warren LLP, 3 World Trade Center, 175 Greenwich Street, New York, NY 10007, United States of America, and via a virtual meeting at https://www.cstproxy.com/chainbg/egm2024, or at such other time, on such other date and at such other place to which the meeting may be further postponed or adjourned.

Extension of Redemption Deadline

As a result of the Postponement, the previous deadline of November 6, 2024 (two business days before the Meeting) for delivery of redemption requests from the Company’s Class A ordinary shareholders to the Company’s transfer agent has been extended to November 12, 2024 (two business days before the postponed Meeting). Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described in the Proxy Statement prior to 5:30 p.m., Eastern Time, on December 12, 2024.

Important Information About the Amendment Proposal and Where to Find It

The Company filed its Proxy Statement for the Meeting with the SEC on October 10, 2024 to consider and vote upon the Amendment Proposal and other matters, and, beginning on or about October 10, 2024, first mailed the Proxy Statement and other relevant documents to its shareholders as of the October 3, 2024 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Meeting to be held to approve, among other things, the Amendment Proposal, because these documents will contain important information about the Company and the Amendment Proposal. Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the Amendment Proposal and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Amendment Proposal. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the Amendment Proposal is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and the Proxy Statement and any amendments thereto that have been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Proxy Statement. Shareholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of the public Class A ordinary shares to the non-redeeming shareholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Meeting and the funds that will remain in the Trust Account following the Meeting and approval of the Amendment Proposal and the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the extension or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Amendment Proposal or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Amendment Proposal or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024

CHAIN BRIDGE I

By:	/s/ Andrew Cohen
Name: Andrew Cohen
Title: Chief Executive Officer